REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT dated as of May 1, 2000, between Willcox & Gibbs, Inc., a Delaware corporation (the "Company"), and the securityholders listed on the signature page of this Agreement.

                                   RECITALS

        This Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) on the date hereof by certain holders pursuant to the Plan (as hereinafter defined). Each holder will be issued Common Stock pursuant to the Plan on account of the principal amount of Series B Notes (as defined in the Plan) specified under its name on the signature page of this Agreement.

        To induce the holders of Registrable Securities (as hereinafter defined) to vote in favor of the Plan and to accept the issuance of the Common Stock by the Company under the Plan, the Company undertook to register the resale of Registrable Securities under the Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Securities. This Agreement sets forth the terms and conditions of such undertaking.

        The parties hereby agree as follows:

        1. DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated hereunder.

        "APPROVED UNDERWRITER" has the meaning assigned such term in Section
3(e).

        "APPROVED UNDERWRITER AMOUNT" has the meaning assigned such term in
Section 3(d).

        "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

        "COMMON STOCK" means the Class A Common Stock, $.001 par value, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

        "COMPANY UNDERWRITER" has the meaning assigned such term in Section
4(a).

        "DEMAND REGISTRATION" has the meaning assigned such term in Section 3(a)(i).

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

        "HOLDER" has the meaning assigned such term in Section 2(b).

        "INDEMNIFIED PARTY" has the meaning assigned such term in Section 8(c).

        "INDEMNIFYING PARTY" has the meaning assigned such term in Section 8(c).

        "INITIATING HOLDERS" has the meaning assigned such term in Section 3(a)(i).

        "INSPECTOR" has the meaning assigned such term in Section 6(a)(viii).

        "NASD" has the meaning assigned such term in Section 6(a)(xiv).

        "PERSON" means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

        "PLAN" means the Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for Willcox & Gibbs, Inc. and certain of its subsidiaries as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

        "REGISTRABLE SECURITIES" means, subject to Section 2(a), a class comprising (a) shares of Common Stock issued or issuable pursuant to the Plan to the stockholders party hereto and (b) securities issued or issuable in respect of shares of Common Stock issued or issuable referred to in clause (a) above by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

        "REGISTRATION EXPENSES" has the meaning assigned such term in Section 7.

        "RULE 144" has the meaning assigned such term in Section 2(a).

        "SEC" means the Securities and Exchange Commission.

        "TOTAL SECURITIES" has the meaning assigned such term in Section 4(a).

        "VALID BUSINESS REASON" has the meaning assigned such term in Section 3(f).

        2. SECURITIES SUBJECT TO THIS AGREEMENT.

            (a) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) such

Registrable Securities are sold pursuant to Rule 144 promulgated under the Act ("RULE 144") (or any successor or similar provisions then in effect), (iii) such Registrable Securities may be freely sold without volume restriction under the Act, or (iv) such Registrable Securities shall have ceased to be outstanding.

            (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities (a "HOLDER") whenever such Person (i) is a party to this Agreement (or a permitted transferee thereof who has agreed in writing provided to the Company to be bound by the terms of this Agreement) and
(ii) owns Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

        3. DEMAND REGISTRATION.

            (a) REQUEST FOR DEMAND REGISTRATION.

                   (i) Subject to Section 3(f) below, the Holders may, in accordance with Section 3(a)(ii), from time to time after the 90th day following the Effective Date (as defined in the Plan) request in writing the registration of Registrable Securities under the Act (any such registration under this Section 3(a) that satisfies the requirements set forth in Section 3(b) shall be referred to herein as a "DEMAND REGISTRATION" and the Holder or Holders requesting such Demand Registration in accordance with the provisions of Section 3(a)(ii) shall be referred to herein as the "INITIATING Holders"). Notwithstanding the foregoing, in no event shall the Company be required to effect more than two Demand Registrations pursuant to this Agreement. Each request for a Demand Registration by the Initiating Holders in respect thereof shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions within the United States in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within fifteen (15) days after the receipt of such request, the Company shall give written notice thereof to all other Holders and include in such registration all Registrable Securities by any Holder from whom the Company has received a written request for inclusion therein at least ten (10) days prior to the filing of the registration statement; provided, however, that the Holders shall not be precluded from participating in such Demand Registration unless at least twenty (20) days have elapsed since their receipt of such notice from the Company. Subject to Section 3(d), the Company shall be entitled to include, in any registration statement and offering of Common Stock made pursuant to a Demand Registration, authorized but unissued shares of Common Stock, shares of Common Stock held by the Company as treasury shares or shares of Common Stock held by stockholders other than the Holders; provided, however, that such inclusion shall be permitted in an underwritten offering only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders exercising the Demand Registration rights.

                   (ii) Demand Registrations for a class of Registrable Securities may be requested in writing in accordance with this Section 3(a) by one or more Holders holding at least 15% of the Registrable Securities held by all of the Holders at the time of such request. The Company shall cooperate with the Holders in order to facilitate communications among such Persons solely for the purpose of obtaining the consent of sufficient Holders to request a Demand Registration pursuant to this Section 3(a), including, without limitation, by providing a list of securityholders of the Company with their respective ownership of Registrable Securities and contact information, which shall be used solely for purposes of this Agreement.

            (b) EFFECTIVE DEMAND REGISTRATION. A registration requested pursuant to Section 3(a) hereof shall not count as a demand to which the Holders are entitled thereunder unless such registration statement is declared effective and remains effective for at least ninety (90) days following the first day of effectiveness of such registration statement (or for such shorter period ending when all the securities covered thereby have been sold), except as provided in
Section 3(c).

            (c) EXPENSES. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such requested Demand Registration becomes effective. If the Initiating Holders elect not to proceed with a Demand Registration, such Demand Registration will nonetheless count as a Demand Registration provided by
Section 3(a) of this Agreement unless the Initiating Holders reimburse the Company for all Registration Expenses relating to such Demand Registration.

            (d) UNDERWRITING PROCEDURES. If the Initiating Holders holding a majority of the Registrable Securities to which the requested Demand Registration relates held by all Initiating Holders so elect, the offering of such Registrable Securities pursuant to such requested Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(e). In such event, the Initiating Holders and the Company shall use their respective reasonable efforts to include all Registrable Securities (including those securities requested by the Company to be included in such registration) requested by the Holders or the Company to be included in such registration. Notwithstanding the foregoing sentence, if the Approved Underwriter advises the Company in writing that, in its opinion, the aggregate amount of such Registrable Securities requested to be included in such offering (including those securities requested by the Company to be included in such registration) is sufficiently large to have an adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such adverse effect on the success of such offering (the "APPROVED UNDERWRITER AMOUNT"), and (i) if the number of Registrable Securities to be included in such registration is greater than the Approved Underwriting Amount, then each Holder shall be entitled to have included in such registration Registrable Securities equal to its pro rata portion of the Approved Underwriter Amount, as based on the amounts of Registrable Securities of such class sought to be registered by the Holders in their requests for participation in the requested Demand Registration, and the Company and any Person who is not a Holder shall not include any securities therein, and (ii) to the extent that the number of Registrable Securities of such class to be included by the Holders is less than the Approved Underwriter Amount, securities that the Company and any Person who is not a Holder proposes to register may also be included with such priority as the Company may in its discretion consider appropriate.

        If, as a result of the pro-ration provision of this Section 3(d), any Holder shall not be entitled to include in a registration all Registrable Securities that such Holder has requested to be included, such Holder may elect to withdraw its request to include Registrable Securities of such class in such registration or may reduce the number requested to be included; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal or reduction shall be irrevocable.

            (e) SELECTION OF UNDERWRITERS. If any requested Demand Registration is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders to be included in the requested Demand Registration shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "APPROVED UNDERWRITER"); provided, that such underwriter shall be reasonably satisfactory to the Company and the Company shall enter into an underwriting agreement in customary form reasonably satisfactory to the Company with all selling Holders and the Approved Underwriter.

            (f) LIMITATIONS ON DEMAND REGISTRATIONS. The Demand Registration rights granted to the Holders in Section 3(a) are subject to each of the following limitations: (i) the Company shall not be required to cause a Demand Registration pursuant to Section 3(a) to be declared effective within a period of one hundred eighty (180) days after the effective date of any registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor form) of the Company under the Act covering securities of the same class as any Registrable Securities and (ii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities or sales thereof pursuant to a registration statement should not be made because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or any of its subsidiaries (a "VALID BUSINESS REASON"), the Company may postpone filing or effecting a registration statement relating to a Demand Registration, or withdraw or suspend sales under the same, until such Valid Business Reason no longer exists, but in no event for more than one hundred eighty (180) days after the date of postponement, withdrawal or suspension, as the case may be; provided, however, that the Company may not postpone or withdraw a filing or suspend sales under this Section 3(f)(ii) more than once in any twelve-month period; PROVIDED, HOWEVER, that the Company may not take any such action unless it simultaneously takes similar action with respect to any other Registration Statements under the Act of the Company that are then effective or that are contemplated or required to be filed.

        Upon receipt by a Holder of any notice from the Company that the Company has determined to withdraw or suspend sales under any effective registration statement pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the

Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall give any notice of postponement or withdrawal of, or suspension of sales under, a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement or withdrawal no longer exists (but in no event later than one-hundred eighty (180) days after the date of the postponement, withdrawal or suspension), use commercially reasonable efforts to effect promptly the registration under the Act of the Registrable Securities covered by the postponed or withdrawn registration statement in accordance with this Section 3 (unless a majority of the Initiating Holders of such class delivering the Demand Registration request shall have withdrawn such request) or to amend or supplement the registration statement under which sales were suspended. If sales were suspended under a registration statement, then the period of 90 days specified in Section 3(b) hereof shall be extended by the period during which Holders are required to so discontinue disposition of Registrable Securities.

        4. PIGGY-BACK REGISTRATION.

            (a) PIGGY-BACK RIGHTS. If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account of any Common Stock (other than a registration statement on Form S-4 or S-8 (or any successor form thereto)) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders, which notice shall be delivered at least 30 days prior to the date on which such filing is made and shall describe in detail the proposed registration and distribution and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request. The Company shall use commercially reasonable efforts to permit the Holders who have requested to participate in the registration for such offering within twenty (20) days after the delivery of notice provided for in the preceding sentence to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if such registration involves an underwritten offering and the managing underwriters or underwriters (the "COMPANY UNDERWRITER") shall advise the Holders of Registrable Securities in writing that, in its opinion, the total amount of securities requested to be included in such offering (the "TOTAL SECURITIES") is sufficiently large so as to have an adverse effect on the success of the distribution of the Total Securities, then the Company shall include in such registration, only the securities that the Company proposed to register for its own account, and such additional number of securities, if any, that in the opinion of the Company Underwriter may be sold without any such adverse effect on the success of such offering (the "APPROVED AMOUNT"), and (i) if the number of Registrable Securities requested to be included in such registration is greater than the Approved Amount, then each Holder shall be entitled to have included in such registration Registrable Securities equal to its pro rata portion of the Approved Amount, as based on the amounts of Registrable Securities sought to be registered by the Holders in their requests for participation in such piggy-back registration (and none of the securities held by any Person who is not a Holder shall be included in such registration), and (ii) to the extent that the number of Registrable Securities of such class to be included by the Holders is less than the Approved Amount, securities that any other Person who is not a Holder proposes to register may also be included with such priority as the Company may in its discretion consider appropriate.

            (b) PRIORITY OF REGISTRATIONS. Subject to the provisions of Section 3(f), if the Company proposes to register securities pursuant to Section 4(a) hereof at a time after the Holders have requested a registration pursuant to
Section 3(a) hereof, then the Demand Registration requested pursuant to Section 3(a) hereof shall be given priority.

            (c) EXPENSES. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Section 4 in accordance with
Section 7.

            (d) CONDITIONS AND LIMITATIONS ON PIGGYBACK REGISTRATIONS. If, at any time after giving written notice of its intention to register any securities pursuant to Section 4(a) hereof and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay the registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities.

        Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this
Section 4 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

        5. HOLDBACK AGREEMENTS.

            (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS. Each Holder agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during such reasonable period of not less than ninety (90) days and not more than one hundred eighty (180) days (which period, in any case, shall not exceed the applicable period under Section 5(b)) commencing on the effective date of such Demand Registration or piggyback registration or other underwritten offering (except as part of such registration) (or such earlier date not more than 14 days prior to such effective date), as may be requested by the Approved Underwriter or the Company Underwriter, in the case of an underwritten public offering; provided, HOWEVER, that such restrictions shall not be applicable unless all other stockholders of the Company who have contractual registration rights in respect of the Common Stock are subject to similar restrictions. Each Holder also agrees that, during such reasonable period of duration of at least ninety (90) days but not more than one hundred eighty (180) days (which period, in any case, shall not exceed the applicable period under Section 5(b)) specified by the Company and the Approved Underwriter, commencing on the effective date of a registration statement of the Company filed under the Act (other than a registration statement on Form S-4 or Form S-8 or successor forms) relating to such offering (or such earlier date not more than 14 days prior to such effective date), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period (except Registrable Securities included in such registration); PROVIDED, HOWEVER, that such restrictions shall not be applicable unless all other stockholders of the Company who have contractual registration rights in respect of the Common Stock are subject to similar restrictions.

            (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any Registrable Securities for its own account (except pursuant to registrations on Form S-4 or S-8 (or any successor form thereto) under the Act) during such reasonable period of at least ninety (90) days and not more than one-hundred eighty (180) days commencing on the effective date of any registration statement in which the Holders are participating (or such earlier date not more than 14 days prior to such effective date), as may be reasonably requested by the Approved Underwriter or the Company Underwriter (except for securities being sold by the Company for its own account under such registration statement).

        6. REGISTRATION PROCEDURES.

            (a) OBLIGATIONS OF THE COMPANY. Whenever registration of Registrable Securities is required pursuant to Section 3 or 4 of this Agreement, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                   (i) subject to Section 3(f), (A) prepare and file with the SEC (in any event not later than one hundred twenty (120) days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form on which registration is requested for which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the registration statement shall contain such of the information now required to be included in a registration statement on Form S-1 as is reasonably requested for marketing purposes by the Approved Underwriter or the Company Underwriter), and
(B) use commercially reasonable efforts to cause any Demand Registration requested hereunder to become effective as soon as reasonably practicable after the filing thereof, subject to the provisions of Section 3(f) of this Agreement;

                   (ii) notify each seller of Registrable Securities pursuant to any registration statement of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                   (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the registration form utilized by the Company or by the instructions applicable to such registration form or by the Act or the rules and regulations promulgated thereunder, until the earlier of (A) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition or otherwise by the sellers thereof set forth in such registration statement and (B) subject to Section 3(f)(ii), ninety (90) days after the initial effective date of such registration statement;

                   (iv) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement or any supplement or amendment thereto, copies of such registration statement, supplement or amendment as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                   (v) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller of Registrable Securities may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6(a)(v), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

                   (vi) use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities in the United States that are applicable to the Company (but not by virtue of the nature or status of any seller) as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

                   (vii) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus so that, after delivery of such supplement or amendment to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                   (viii) make available for inspection by any seller of Registrable Securities, any Approved Underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any seller or Approved Underwriter (each, an "INSPECTOR" and, collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                   (ix) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as the Approved Underwriter may reasonably request;

                   (x) furnish, at the request of any Approved Underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering such legal matters with respect to the registration in respect of which such opinion is being given as such Approved Underwriter may reasonably request and as are customarily included in such opinions;

                   (xi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen
(15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11 (a) of the Act;

                   (xii) keep a single representative of the sellers of Registrable Securities (appointed by the Holders of a majority of the Registrable Securities in the registration) advised as to the initiation and progress of any registration under Section 3 or 4 hereunder;

                   (xiii) provide officers' certificates and other customary closing documents as may be reasonably requested by the Approved Underwriter;

                   (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                   (xv) provide appropriate officers as are requested by an Approved Underwriter or a Company Underwriter to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwritten Demand Registration or piggyback registration including Registrable Securities;

                   (xvi) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

                   (xvii) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                   (xviii) make every reasonable effort to obtain the withdrawal of any order or other action suspending the effectiveness of any such registration statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction.

            (b) SELLER INFORMATION. The Company may require as a condition precedent of the Company's obligations under this Section 6 that each seller of Registrable Securities as to which any registration is being effected furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

            (c) NOTICE TO DISCONTINUE. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vii), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vii) and, if so directed by the Company in the case of an event described in Section 6(a)(vii), such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the periods referred to in Section 6(a)(iii)) by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(a)(vii) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vii).

        7. REGISTRATION EXPENSES. The Company shall pay all of its expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement (except for any expenses which the Initiating Holders of a Demand Registration elect in their sole discretion to pay respecting a Demand Registration which such Initiating Holders elect not to proceed with, all in accordance with Section 3(c) of this Agreement), including, without limitation, (a) SEC, stock exchange and NASD registration and filing fees, (b) all fees and expenses incurred in complying with securities or blue sky laws (including, without limitation, reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and customary delivery expenses, (d) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits required in connection with any registration) and (e) the reasonable fees, charges and expenses of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective. The Company shall also pay the reasonable fees, charges and disbursements of a single counsel to all of the Holders participating in any Demand Registration or in any piggyback registration in an amount not greater than $10,000. All of the expenses described above in this
Section 7 to be paid by the Company are referred to in this Agreement as "REGISTRATION EXPENSES". Notwithstanding the foregoing provisions of this
Section 7, in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions, all expenses of counsel (except as set forth in the preceding sentence) and experts retained by such Holder, and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities (pro rata in the case of payments of discounts and commissions in accordance with the number of shares sold in the offering).

        8. INDEMNIFICATION; CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. In the event of any proposed registration of securities of the Company pursuant to Section 3 or 4, the Company agrees to indemnify and hold harmless each Holder, its directors, officers, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel) or other liabilities resulting from or arising out of or based upon: (i) any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any document incorporated by reference in any of the foregoing; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except
(1) insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of any Holder or underwriter expressly for use therein and (2) insofar as the same are caused solely by an untrue statement or omission or alleged untrue statement or omission that was contained or made in any preliminary prospectus and corrected in the prospectus. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees, and each Person who controls any such underwriter (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

            (b) INDEMNIFICATION BY HOLDERS. In connection with any proposed registration in which a Holder is participating pursuant to Section 3 or 4 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any registration statement or prospectus or preliminary prospectus to be used in connection with such registration and each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls (within the meaning of the Act and the Exchange Act) the Company or such underwriter to the same extent as the foregoing indemnity from the Company to the Holders (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the liability of any Holder under this Section 8(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder, except for any loss, damage liability or expense arising from such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct; provided, however, that the Indemnifying Party shall only have to pay the fees and expenses of one firm of counsel for all Indemnified Parties in each action. In either of the cases specified in clauses (ii) or (iii) of the preceding sentence, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of an Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such action or claim) if such settlement, compromise or judgment includes an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party. The rights accorded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

            (d) CONTRIBUTION. If the indemnification provided for in Section 8(a) or (b) from the Indemnifying Party is unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, expenses or other liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 8(d) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution pursuant to this Section 8(d).

        9. RULE 144; OTHER EXEMPTIONS. The Company covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A (if available with respect to resales of the Registrable Securities) under the Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A (if available with respect to resales of the Registrable Securities) under the Act, as such rules may be amended from time to time, or (ii) any other similar rules or regulations hereafter adopted by the SEC.

        10. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. In the case of a registration under Section 4, if the Company has determined to enter into an underwriting agreement in connection therewith, no person may participate in such registration unless such person (a) agrees to sell such person's securities on the basis provided therein and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements (subject to Section 5 hereof), underwriting agreements and other documents required under the terms of such underwriting agreements.

        11. MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS; OTHER REGISTRATION RIGHTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement other than any lock-up agreement with the underwriters in connection with an underwritten offering pursuant to which the Company agrees, for a period not in excess of one hundred eighty (180) days, not to register for sale, and not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

            (b) REMEDIES. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of such section may not be given, unless the Company has obtained the prior written consent of Holders holding at least 50% of the Registrable Securities.

            (d) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

                   (i) if to the Company:

                        Willcox & Gibbs, Inc.
                        900 Milik Street
                        Carteret, New Jersey 07002
                        Attention: Mr. John Ziegler

                   (ii) if to Holders:

                        at the address set forth in the Company's records.

        Each such notice, request or other communication will be effective upon receipt by the addressee.

            (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided however, that the registration rights of the Holders and the other obligations of the Company contained in this Agreement shall, with respect to any Registrable Security, be automatically transferred from a Holder to any subsequent holder of such Registrable Security so long as such security is a Registrable Security. Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

            (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state.

            (i) JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 11(d).

            (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

            (k) RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

            (1) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (m) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.


                       [Remainder of this page is blank.]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                                    WILLCOX & GIBBS, INC.


                                    By:_____________________________________
                                       Name:
                                       Title:


                                    HOLDERS:

                                    GEORGE E. BATCHELOR




                                    _____________________________________
                                    George E. Batchelor
                                    Principal amount of Series B Notes:
                                    $10,628,000


                                    UBS WARBURG LLC


                                    By:_____________________________________
                                       Name:
                                       Title:
                                       Principal amount of Series B Notes:
                                       $20,080,000


                                    ALMA AND GABE ELIAS



                                    _____________________________________
                                    Alma Elias



                                    _____________________________________
                                    Gabe Elias

                                    Principal amount of Series B Notes:
                                    $23,690,000